EXHIBIT 10

Schedule A

This Schedule sets forth information with respect to each purchase and sale of Common Shares which were effectuated by Saba Capital from the filing of the Schedule 13D/A on 1/15/26 to 3/13/26, the date of the event which required filing of this Schedule 13D/A.  All transactions were effectuated in the open market through a broker.

Trade Date	Buy/Sell	Shares	Price
1/15/2026	Buy	30,488	23.01
1/16/2026	Buy	14,708	22.91
1/20/2026	Buy	8,265	22.60
1/21/2026	Buy	39,186	22.58
1/22/2026	Buy	21,263	22.67
1/23/2026	Buy	16,928	22.68
1/27/2026	Buy	40,803	22.74
1/28/2026	Buy	24,492	22.84
1/29/2026	Buy	34,377	22.73
1/30/2026	Buy	98,746	22.77
2/3/2026	Buy	35,104	22.37
2/4/2026	Buy	46,109	22.12
2/10/2026	Buy	54,974	23.08
2/11/2026	Buy	56,731	23.25
2/12/2026	Buy	25,732	22.96
2/13/2026	Buy	10,000	22.83
2/18/2026	Buy	10,341	23.02
2/24/2026	Sell	12,601	22.93
2/27/2026	Sell	8,446	22.76
3/2/2026	Sell	26,514	22.96
3/3/2026	Sell	70,344	22.25
3/4/2026	Sell	14,124	22.35
3/10/2026	Buy	100,100	21.19
3/11/2026	Buy	117,966	21.41
3/12/2026	Buy	120,809	21.61
3/13/2026	Buy	1,225	21.44